UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2011

AMERICANWEST BANCORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-18561	91-1259511
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 W. Riverside Avenue, Suite 300 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (509) 467-6993

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01	Regulation FD Disclosure

As previously reported, on October 28, 2010, AmericanWest Bancorporation (the “Company”) filed a voluntary petition for reorganization under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court for the Eastern District of Washington (the “Bankruptcy Court”). The Company is currently the “debtor-in-possession” of its limited business under the jurisdiction of the Bankruptcy Court in accordance with the applicable provisions of the Bankruptcy Code. Regardless of the outcome of the proceedings in the Bankruptcy Court, the Company does not expect that any assets will be available for distribution to the holders of the Company’s common stock.

On January 14, 2011, the Company filed with the Bankruptcy Court the Company’s Monthly Operating Report for the period from December 1, 2010 through December 31, 2010 (the “December Monthly Operating Report”). A copy of the December Monthly Operating Report is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference. A complete copy of the December Monthly Operating Report is also publicly available on the internet and may be accessed at http://pacer.uspci.uscourts.gov.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding the December Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the December Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The December Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The December Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the December Monthly Operating Report is complete. The December Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the December Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

The information contained in this Current Report on Form 8-K includes forward-looking statements, and the Company intends for such statements to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, the Company’s expectation that there will not be any assets available for distribution to the Company’s common shareholders, the Company’s beliefs concerning future business conditions, the Company’s outlook based on currently available information and the Company’s statements regarding its expectations concerning the bankruptcy process. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include, without limitation: (i) the ability of the Company to develop, pursue, confirm and consummate one or more plans of liquidation or reorganization with respect to the Chapter 11 proceeding; (ii) the ability of the Company to obtain Bankruptcy Court approval of its motions in the Chapter 11 proceeding; (iii) risks associated with third parties seeking and obtaining Bankruptcy Court approval to (a) terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans; (b) appoint a trustee; or (c) convert the case to a Chapter 7 proceeding; (iv) potential adverse developments with respect to the Company’s liquidity or results of operations; and (v) the risks and uncertainties described in the Company’s periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to revise or amend any forward-looking statement to reflect subsequent events or circumstances.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Monthly Operating Report for the period from December 1, 2010 through December 31, 2010, filed with the U.S. Bankruptcy Court for the Eastern District of Washington on January 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICANWEST BANCORPORATION,
a Washington corporation

Date: January 21, 2011	By:	/s/ Patrick J. Rusnak
Patrick J. Rusnak
President and Chief Executive Officer